UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K/A
(Amendment No. 1)
__________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 April 24, 2015
Date of Report (Date of earliest event reported)

__________________
THE RUBICON PROJECT, INC.
(Exact name of registrant as specified in its charter)
 __________________

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor
Los Angeles, CA 90094
(Address of principal executive offices, including zip code)

(310) 207-0272
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 27, 2015, The Rubicon Project, Inc. (“Rubicon Project”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that it had closed its acquisition of Chango Inc. (“Chango”). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of Chango and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits

(a)    Financial statements of businesses acquired

The audited consolidated financial statements of Chango as of and for the year ended December 31, 2014 are filed herewith as Exhibit 99.1 and incorporated by reference into this Form 8-K/A. The consent of Deloitte LLP, Chango’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)    Pro forma financial information

The unaudited pro forma condensed combined financial information of Rubicon Project and Chango as of and for the year ended December 31, 2014 are furnished herewith as Exhibit 99.2 and incorporated by reference into this Form 8-K/A.

(d)     Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte LLP, Independent Auditor of Chango Inc.
99.1	Audited consolidated financial statements of Chango Inc. as of and for the year ended December 31, 2014.
99.2	Unaudited pro forma condensed combined financial information of The Rubicon Project, Inc. and Chango Inc. as of and for the the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE RUBICON PROJECT, INC.

By:	/s/ Brian W. Copple
Brian W. Copple
Secretary

Date: July 9, 2015

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte LLP, Independent Auditor of Chango Inc.
99.1	Audited consolidated financial statements of Chango Inc. as of and for the year ended December 31, 2014.
99.2	Unaudited pro forma condensed combined financial information of The Rubicon Project, Inc. and Chango Inc. as of and for the the year ended December 31, 2014.